[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL
                         GOVERNMENTS SERIES

MFS(R) GLOBAL GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,           Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;     MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company              500 Boylston Street
(video franchise)                                                    Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGER                                                    Boston, MA 02107-9906
James T. Swanson*
                                                                     For additional information,
TREASURER                                                            contact your investment professional.
James O. Yost*
                                                                     CUSTODIAN
ASSISTANT TREASURERS                                                 State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                  WORLD WIDE WEB
Laura F. Healy*                                                      www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of 0.39%, and Service Class shares 0.29%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -4.36% for the series' benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an unmanaged aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Performance over the period was helped by our overweighting in U.S. Treasuries. But European bonds, although they represented a relatively underweighted position in the portfolio, held back performance somewhat. In our view, European bonds generally performed poorly because the European Central Bank resisted interest rate cuts until late in the period, and even then the bank did not cut rates sharply. The U.S. Federal Reserve Board (the Fed), on the other hand, cut rates significantly during the period. This drove short-term rates down and bond prices up. Our performance was aided by the fact that a large portion of our U.S. holdings were in Treasury inflation- protection securities (TIPS). Over the period, these inflation-linked securities, which are issued by the U.S. Treasury, outperformed comparable ordinary Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Our holdings in high-yield corporate bonds also helped performance. This was a sector that had underperformed for most of last year because, we believe, the market had anticipated a slowing U.S. economy, which would make it harder for companies issuing lower-quality bonds to repay their debt. We feel the sector rallied during the period because the bond market began to look through the economic downturn and anticipate a recovery. Historically, markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

Our underweighting of foreign currency holdings also helped performance because the euro and the yen were weak during the period while the U.S. dollar remained strong.

Looking ahead, however, we believe that the number of investment opportunities in government bonds is diminishing worldwide. Several factors have combined over the past few years to narrow the opportunity set for investors in sovereign, or government, bonds. Perhaps the main factor, in our opinion, was the creation of the European monetary union, which created a single currency and a convergence of European interest rates. This took away a large number of the opportunities that investors formerly found in the divergence of interest rates and currency exchange rates across Europe.

Another factor we feel has narrowed opportunities is the U.S. budget surplus of recent years. This has allowed the U.S. Treasury to shrink its outstanding debt and issue less new debt.

We think continued weakness in the Japanese economy is yet another factor that has diminished investment opportunities. Japanese bonds compose nearly 30% of the global market, yet their interest rates have been so low that, in our opinion, they are of little interest to investors outside of Japan.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income portfolios and the global governments portfolios of our mutual funds, offshore funds and variable annuity products. He also manages two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

James joined MFS in 1985 as Vice President and was named Senior Vice President in 1989.

He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. James holds the Chartered Financial Analyst
(CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, security-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class June 14, 1994
                 Service Class May 1, 2000

Size: $48.4 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS
                                         6 Months           1 Year          3 Years          5 Years            Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +0.39%           +3.81%           +8.46%          +14.74%          +31.37%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --             +3.81%           +2.74%          + 2.79%          + 3.95%
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                         6 Months           1 Year          3 Years          5 Years            Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +0.29%           +3.50%           +7.91%          +14.16%          +30.70%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --             +3.50%           +2.57%          + 2.68%          + 3.87%
---------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 14, 1994, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less that one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Bonds - 96.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                   VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 75.9%
  Automotive - 0.4%
    General Motors Corp., 1.25s, 2004                                 $ 26,000             $    211,453
-------------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.3%
    Procter & Gamble Company, 2s, 2010                                $ 18,000             $    152,628
-------------------------------------------------------------------------------------------------------
  Automotive - 3.6%
    Ford Motor Credit Company, 6.875s, 2006                           $  1,298             $  1,323,155
    Ford Motor Credit Company, 6.375s, 2008                                425                  409,182
                                                                                           ------------
                                                                                           $  1,732,337
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Midland Funding Corp., 10.33s, 2002                               $     64             $     65,860
-------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.3%
    DLJ Commercial Mortgage Corp., 7.545s, 2005 (Interest Only)       $ 29,000             $    846,252
    Small Business Administration, 6.35s, 2021                             250                  246,623
                                                                                           ------------
                                                                                           $  1,092,875
-------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 1.0%
    Riverwood International Corp., 10.25s, 2006                       $    500             $    507,500
-------------------------------------------------------------------------------------------------------
  Finance - 2.0%
    Sallie Mae, 4.75s, 2004                                           $  1,000             $    993,590
-------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.5%
    HMH Properties, Inc., 8.45s, 2008                                 $    250             $    242,500
-------------------------------------------------------------------------------------------------------
  Industrial - 0.8%
    Hayes Wheels International, Inc., 9.125s, 2007                    $    500             $    375,000
-------------------------------------------------------------------------------------------------------
  Media - 3.1%
    Adelphia Communications Corp., 8.375s, 2008                       $    500             $    457,500
    Chancellor Media Corp., 8.125s, 2007                                   500                  517,500
    Hollinger International Publishing, 9.25s, 2007                        500                  505,000
                                                                                           ------------
                                                                                           $  1,480,000
-------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Triton Energy Ltd., 8.875s, 2007                                  $    110             $    112,750
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008              $  1,000             $    625,000
    PSINET, Inc., 11s, 2009                                                500                   31,250
                                                                                           ------------
                                                                                           $    656,250
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.9%
    Liberty Media Corp., 8.25s, 2030                                  $    482             $    414,449
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 22.0%
    FHLMC, 5.75s, 2010                                                $    150             $    130,376
    FHLMC, 7.5s, 2030                                                    1,328                1,356,987
    FNMA, 7s, 2030                                                       2,557                2,569,560
    FNMA, 7.5s, 2030                                                     3,436                3,507,879
    FNMA, 6.5s, 2031                                                       500                  492,395
    GNMA, 6.5s, 2028                                                     1,785                1,767,817
    GNMA, 8s, 2029                                                         421                  436,011
    GNMA, 8s, 2030                                                         363                  376,022
-------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                             $ 10,637,047
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.8%
    U.S. Treasury Notes, 3.625s, 2002                                 $  2,209             $  2,250,235
    U.S. Treasury Notes, 5.5s, 2003                                      5,459                5,569,992
    U.S. Treasury Notes, 5.875s, 2005                                    3,500                3,624,670
    U.S. Treasury Notes, 6.875s, 2006                                    4,875                5,257,395
    U.S. Treasury Notes, 6s, 2009                                          361                  378,822
    U.S. Treasury Notes, 5s, 2011                                          404                  391,941
    U.S. Treasury Bonds, 6.25s, 2030                                       319                  337,888
                                                                                           ------------
                                                                                           $ 17,810,943
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Niagara Mohawk Power Corp., 8.77s, 2018                           $    246             $    254,113
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 36,739,295
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 20.2%
  Australia - 2.0%
    Commonwealth of Australia, 7.5s, 2009                           AUD  1,698             $    948,607
-------------------------------------------------------------------------------------------------------
  Bulgaria - 0.8%
    National Republic of Bulgaria, 6.313s, 2024                       $    500             $    393,750
-------------------------------------------------------------------------------------------------------
  Denmark - 0.8%
    Kingdom of Denmark, 6s, 2009                                    DKK  3,249             $    387,368
-------------------------------------------------------------------------------------------------------
  France - 0.3%
    Republic of France, 3.5s, 2004                                  EUR    188             $    155,152
-------------------------------------------------------------------------------------------------------
  Germany - 5.6%
    Federal Republic of Germany, 6.75s, 2004                        EUR     85             $     76,409
    Federal Republic of Germany, 4.75s, 2008                               355                  288,484
    Federal Republic of Germany, 4.5s, 2009                              2,167                1,780,593
    Federal Republic of Germany, 5.375s, 2010                              531                  462,333
    Federal Republic of Germany, 6.25s, 2030                                86                   78,029
                                                                                           ------------
                                                                                           $  2,685,848
-------------------------------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Republic, 6s, 2006                                     EUR    332             $    293,064
    Republic of Greece, 6.3s, 2009                                         331                  295,970
                                                                                           ------------
                                                                                           $    589,034
-------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Republic of Italy, 3.25s, 2004                                  EUR     117            $     95,907
    Republic of Italy, 5.5s, 2010                                           276                 235,405
                                                                                           ------------
                                                                                           $    331,312
-------------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Development Bank of Japan, 1.75s, 2010                          JPY  37,000            $    315,587
-------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    United Mexican States, 8.375s, 2011                               $    200             $    201,200
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Tenet Healthcare, 0s, 2002 (Healthcare)                           $    176             $    157,643
-------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit
      Cos.)##                                                         $    300             $    306,144
-------------------------------------------------------------------------------------------------------
  Panama - 0.8%
    Republic of Panama, 4.5s, 2014                                    $    100             $     89,830
    Republic of Panama, 10.75s, 2020                                       150                  159,000
    Republic of Panama, 8.875s, 2027                                       150                  135,750
                                                                                           ------------
                                                                                           $    384,580
-------------------------------------------------------------------------------------------------------
  Russia
    Russian Federation, 8.25s, 2010                                   $     23             $     17,816
-------------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Government of Spain, 6s, 2008                                   EUR    275             $    243,342
    Kingdom of Spain, 6s, 2029                                             163                  139,057
                                                                                           ------------
                                                                                           $    382,399
-------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 6s, 2005                                     SEK  1,600             $    151,915
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    OTE PLC, 6.125s, 2007 (Industrial)                              EUR    190             $    162,465
    United Kingdom Treasury, 6.75s, 2004                            GBP    963                1,407,672
                                                                                           ------------
                                                                                           $  1,570,137
-------------------------------------------------------------------------------------------------------
  Uruguay - 1.6%
    Russian Federation, 11.75s, 2003                                  $    750             $    769,687
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  9,748,179
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $47,507,423)                                                 $ 46,487,474
-------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Brazalian Real/April/2.54                                       BRL   2,049            $     35,627
    Japan Government Bonds/August/139.38                            JPY 150,000                  23,761
    South African Rand/September/7.9                                ZAR  12,871                   9,177
-------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $68,648)                                      $     68,565
-------------------------------------------------------------------------------------------------------

Put Options Purchased - 1.0%
-------------------------------------------------------------------------------------------------------
    Brazalian Real/April/2.54                                       BRL   2,049            $     44,854
    Euro/July/0.85                                                  EUR   2,307                   6,758
    Euro/August/0.97                                                        155                      34
    Euro/September/0.86                                                   2,291                  28,328
    Hong Kong Dollar/October/7.78                                   HKD   8,233                   2,453
    Japanes Yen/July/124                                            JPY 166,998                   8,517
    Japanes Yen/July/121                                               319,743                   41,566
    Japanes Yen/August/123                                             325,850                   48,552
    Japanes Yen/August/125                                             330,977                   30,119
    Japanes Yen/November/125                                           334,077                   46,437
    Japanes Yen/November/125                                           197,600                   28,652
    Japanese Yen/October/142.5                                          15,417                    2,590
    Japanese Yen/October/125                                           336,172                   45,047
    Japanese Yen/November/120                                          399,569                  127,862
-------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $368,828)                                      $    461,769
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Alpine Securitization Corp., due 7/02/01, at
      Amortized Cost                                                  $  1,088             $  1,087,875
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $49,032,774)                                           $ 48,105,683
-------------------------------------------------------------------------------------------------------

Call Options Written
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Japanese Yen/August/118.4 (Premiums Received, $12,610)          JPY   4,391            $     (2,608)
-------------------------------------------------------------------------------------------------------
Put Options Written - (0.3)%
-------------------------------------------------------------------------------------------------------
    Euro/September/0.9                                              EUR   2,398            $     (5,644)
    Japanese Government Bond/August/139.38                          JPY 150,000                  (3,188)
    Japanese Yen/November/120                                           399,569                (127,863)
-------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $159,445)                                    $   (136,695)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                           430,537
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $ 48,396,917
-------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

          AUD  =  Australian Dollar                    HKD  =  Hong Kong Dollar
          BRL  =  Brazilian Real                       JPY  =  Japanese Yen
          DKK  =  Danish Kroner                        NZD  =  New Zealand Dollars
          EUR  =  Euro                                 SEK  =  Swedish Kronor
          GBP  =  British Pounds                       ZAR  =  Namibia Dollar

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $49,032,774)             $ 48,105,683
  Foreign currency, at value (identified cost, $2)                            2
  Net receivable for forward foreign currency exchange contracts
    sold to sell                                                         31,566
  Receivable for series shares sold                                      64,043
  Receivable for investments sold                                     1,405,233
  Interest receivable                                                   716,484
  Other assets                                                              249
                                                                   ------------
      Total assets                                                 $ 50,323,260
                                                                   ------------
Liabilities:
  Cash overdraft                                                   $     10,771
  Payable for series shares reacquired                                   94,491
  Payable for investments purchased                                   1,381,653
  Net payable for forward foreign currency exchange contracts
    to purchase                                                           7,491
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                289,984
  Written options outstanding, at value (premiums
    received, $172,055)                                                 139,303
  Payable to affiliates -
    Management fee                                                        1,986
  Accrued expenses and other liabilities                                    664
                                                                   ------------
      Total liabilities                                            $  1,926,343
                                                                   ------------
Net assets                                                         $ 48,396,917
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 50,638,414
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (1,169,372)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,293,279)
  Accumulated undistributed net investment income                     1,221,154
                                                                   ------------
      Total                                                        $ 48,396,917
                                                                   ============
Shares of beneficial interest outstanding                            5,006,142
                                                                     =========
Class IC shares:
  Net asset value per share
    (net assets of $48,234,271 / 4,989,251 shares of beneficial
    interest outstanding)                                               $9.67
                                                                        =====
Class SC shares:
  Net asset value per share
    (net assets of $162,646 / 16,891 shares of beneficial
    interest outstanding)                                               $9.63
                                                                        =====
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $  1,533,989
                                                                   ------------
  Expenses -
    Management fee                                                 $    184,969
    Administrative fee                                                    4,335
    Trustees' compensation                                                1,900
    Shareholder servicing agent fee                                       8,635
    Distribution fee (Service Class)                                         64
    Custodian fee                                                        13,946
    Printing                                                             10,228
    Auditing fees                                                        21,672
    Legal fees                                                            2,049
    Miscellaneous                                                         1,806
                                                                   ------------
      Total expenses                                               $    249,604
    Fees paid indirectly                                                 (5,120)
    Reduction of expenses by investment adviser                         (22,457)
                                                                   ------------
      Net expenses                                                 $    222,027
                                                                   ------------
        Net investment income                                      $  1,311,962
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $    (94,327)
    Written option transactions                                         176,437
    Foreign currency transactions                                      (462,102)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $   (379,992)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $   (474,207)
    Written options                                                       3,548
    Translation of assets and liabilities in foreign currencies        (241,863)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $   (712,522)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (1,092,514)
                                                                   ------------
          Increase in net assets from operations                   $    219,448
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                                JUNE 30, 2001          DECEMBER 31, 2000
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  1,311,962                  $  2,893,712
  Net realized loss on investments and foreign currency
    transactions                                                  (379,992)                   (1,793,410)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (712,522)                    1,171,682
                                                              ------------                  ------------
    Increase in net assets from operations                    $    219,448                  $  2,271,984
                                                              ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                  $ (1,869,065)                 $ (2,222,862)
                                                              ------------                  ------------
Net increase (decrease) in net assets from series share
transactions                                                  $   (745,840)                 $  5,682,700
                                                              ------------                  ------------
      Total increase (decrease) in net assets                 $ (2,395,457)                 $  5,731,822
Net assets:
  At beginning of period                                        50,792,374                    45,060,552
                                                              ------------                  ------------
  At end of period (including accumulated undistributed net
    investment income of $1,221,154 and $1,778,257,
    respectively)                                             $ 48,396,917                  $ 50,792,374
                                                              ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED        -----------------------------------------------------------------------
                                  JUNE 30, 2001             2000            1999            1998            1997          1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                              INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $10.01           $10.03          $10.88          $10.21          $10.58        $10.17
                                         ------           ------          ------          ------          ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.26           $ 0.61          $ 0.54          $ 0.53          $ 0.61        $ 0.60
  Net realized and unrealized gain (loss)
    on investments and foreign currency   (0.22)           (0.15)          (0.80)           0.27           (0.73)        (0.19)
                                         ------           ------          ------          ------          ------        ------
    Total from investment operations     $ 0.04           $ 0.46          $(0.26)          $0.80          $(0.12)       $ 0.41
                                         ------           ------          ------          ------          ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.38)          $(0.48)         $(0.59)         $(0.13)         $(0.17)       $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --               --              --              --             (0.08)         --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --              --              --             (0.00)*        --
                                         ------           ------          ------          ------          ------        ------
    Total distributions declared to
      shareholders                       $(0.38)          $(0.48)         $(0.59)         $(0.13)         $(0.25)       $ --
                                         ------           ------          ------          ------          ------        ------
Net asset value - end of period          $ 9.67           $10.01          $10.03          $10.88          $10.21        $10.58
                                         ======           ======          ======          ======          ======        ======
Total return                               0.39%++          4.90%          (2.50)%          7.90%          (1.13)%        4.03%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               0.92%+           0.96%           1.01%           1.01%           1.00%         1.00%
  Net investment income(S)(S)              5.32%+           6.21%           5.19%           5.11%           5.96%         5.84%
Portfolio turnover                           51%              93%            128%            270%            335%          361%
Net assets at end of period
  (000 Omitted)                         $48,234          $50,782         $45,061         $45,966         $38,058       $26,023
  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution fees. In consideration, the fund pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)      $ 0.26           $ 0.60          $ 0.54          $ 0.52          $ 0.59        $ 0.50
        Ratios (to average net assets):
          Expenses##                       1.01%+           1.09%           1.05%           1.11%           1.15%         2.03%
          Net investment income(S)(S)      5.23%+           6.08%           5.15%           5.01%           5.81%         4.81%
     * Per share amount was less than $0.01.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       June 30, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.19%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              PERIOD ENDED
                                                                 JUNE 30, 2001        DECEMBER 31, 2000*
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                               SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $  9.97                   $  9.47
                                                                       -------                   -------

Income from investment operations#(S)(S) -
  Net investment income(S)                                             $  0.24                   $  0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (0.20)                     0.18
                                                                       -------                   -------
    Total from investment operations                                   $  0.04                   $  0.50
                                                                       -------                   -------

Less distributions declared to shareholders -
  From net investment income                                           $ (0.38)                  $  --
                                                                       -------                   -------
    Total distributions declared to shareholders                       $ (0.38)                  $  --
                                                                       -------                   -------
Net asset value - end of period                                        $  9.63                   $  9.97
                                                                       -------                   -------
Total return                                                              0.29%++                   5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.12%+                    1.12%+
  Net investment income(S)(S)                                             5.35%+                    6.57%+
Portfolio turnover                                                          51%                       93%
Net assets at end of period (000 Omitted)                               $  163                     $  10

  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the fund pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                                    $  0.23             $  0.31
        Ratios (to average net assets):
          Expenses##                                                      1.21%+              1.25%+
          Net investment income(S)(S)                                     5.26%+              6.44%+
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.19%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Government Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 40 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for financial statement purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and accretion on debt securities.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $1,752,477 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($28,643), December 31, 2007, ($937,954) and
December 31, 2008, ($785,880).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $448,633.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                       $19,216,700        $17,947,839
                                                 -----------        -----------
Investments (non-U.S. government securities)     $ 6,008,924        $ 6,405,294
                                                 -----------        -----------
Aggregate cost                                                      $49,080,916
                                                                    -----------
Gross unrealized depreciation                                       $(1,841,330)
Gross unrealized appreciation                                           866,097
                                                                    -----------
    Net unrealized depreciation                                     $  (975,233)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           1,753,855       $ 17,683,702        3,045,128       $ 29,746,586
Shares issued to shareholders in
  reinvestment of distributions         191,446          1,866,601          234,974          2,222,860
Shares reacquired                    (2,031,354)       (20,451,901)      (2,696,529)       (26,296,568)
                                     ----------       ------------       ----------       ------------
    Net increase (decrease)             (86,053)      $   (901,598)         583,573       $  5,672,878
                                     ==========       ============       ==========       ============

Service Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              16,406       $    161,123            1,020       $  9,822
Shares issued to shareholders in
  reinvestment of distributions             238              2,314           --                 --
Shares reacquired                          (773)            (7,679)          --                 --
                                     ----------       ------------       ----------       ------------
    Net increase (decrease)              15,871       $    155,758            1,020       $      9,822
                                     ==========       ============       ==========       ============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $399. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                   NUMBER OF
                                                   CONTRACTS          PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                           5         $ 167,179
Options written                                           16           461,052
Options terminated in closing transactions               (13)         (329,303)
Options exercised                                         (2)          (72,463)
Options expired                                           (2)          (54,410)
                                                          --         ---------
Outstanding, end of period                                 4         $ 172,055
                                                          ==         =========

At June 30, 2001, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                                 NET UNREALIZED
                                                          CONTRACTS TO                            CONTRACTS        APPRECIATION
                             SETTLEMENT DATE           DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                               09/17/01        AUD      1,908,391          $  988,547       $  970,679             $17,868
                                    04/30/02        BRL        678,463             264,250          261,630               2,620
                                    09/17/01        DKK      3,402,645             386,489          386,507                 (18)
                                    09/17/01        EUR      1,329,747           1,125,626        1,125,098                 528
                                    09/17/01        GBP        886,173           1,227,349        1,244,336             (16,987)
                                    07/31/01        JPY     80,869,511             679,856          650,535              29,321
                                    09/17/01        SEK      1,815,594             165,083          166,849              (1,766)
                                                                                ----------       ----------            --------
                                                                                $4,837,200       $4,805,634            $ 31,566
                                                                                ==========       ==========            ========
Purchases                           07/31/01        AUD      1,316,988          $  679,856       $  670,830            $  9,026
                                    04/30/02        BRL        700,528             264,250          270,139              (5,889)
                                    09/17/01        JPY    100,535,352             817,062          812,772               4,290
                                    09/17/01        NZD          4,830               2,011            1,947                  64
                                                                                ----------       ----------            --------
                                                                                $1,763,179       $1,755,688            $  7,491
                                                                                ==========       ==========            ========

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net payables of $206,723 with Deutsche Bank, $85,858 with Merrill Lynch, $19,802 with UBS Warburg, and a net receivable of $22,399 with First Boston.

At June 30, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principal
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $134,430 reduction in cost of securities and a corresponding $134,430 increase in net unrealized appreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $45,965, increase net unrealized appreciation by $83,760, and increase net realized losses by $129,725. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VWG-3 8/01 XXMM